Ex. 32.1

Certification by President and Chief Financial Officer,
Vlado P. Hreljanovic, pursuant to U.S.C. Section 1350,
 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Juniper Group, Inc. (the “Company”) Quarterly Report on Form 10-QSB/A for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vlado  P. Hreljanovic, President, Chief Executive Officer  and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 14, 2008	By:	/s/ VLADO P. HRELJANOVIC
Vlado P. Hreljanovic
President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board